SUPPLEMENT DATED MAY 19, 2009 TO
ICON FUNDS CLASS A SHARES PROSPECTUS DATED JANUARY 26, 2009

The ICON Funds Class A Shares Prospectus is hereby amended as follows:

The name of the ICON Income Opportunity Fund has been changed to the ICON Risk-Managed Equity Fund. All references to the “ICON Income Opportunity Fund” in the Prospectus are changed to the “ICON Risk-Managed Equity Fund.”

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Please retain this Supplement for future reference.